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                                                           EXHIBIT 10.61



                                 PROMISSORY NOTE

$2,500,000.00                                           New York, New York
                                                        June 18, 1997

      FOR VALUE RECEIVED, the undersigned, ASC Holdings, Inc., a Maine corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of Madeleine LLC (the "Lender"), (i) the principal sum of TWO MILLION FIVE HUNDRED THOUSAND Dollars ($2,500,000.00) or, if less, the aggregate unpaid principal amount of the Loan (as hereinafter defined) made by the Lender to the Borrower, such principal amount to be paid on July 31, 1997 (the "Maturity Date"), and (ii) interest on any and all principal amounts remaining unpaid hereunder from time to time outstanding, from the date hereof until the Maturity Date, payable on the Maturity Date together with any principal amount unpaid hereunder at an interest rate per annum equal to 14% per annum, compounded monthly (the "Applicable Interest Rate").

I. (a) Any amount of principal of and (to the extent permitted by law) interest on the Loan that is not paid when due shall bear interest from the day when due until such amount is paid in full, payable on demand, at an interest rate of 19% per annum, compounded daily (the "Default Rate"). All interest shall be computed on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) elapsed. Notwithstanding any other provision of this Note, interest paid or becoming due hereunder shall in no event exceed the maximum rate permitted by applicable law.

      (b) This Note evidences a loan (the "Loan") that the Lender has made to the Borrower. Such Loan is conclusively presumed to have been made to, and for the benefit of, the Borrower in accordance with its request.

      (c) The Lender shall maintain an account on its books in the name of the Borrower (the "Loan Account") on which the Borrower will be charged with all amounts owing hereunder, including all accrued interest, all fees, all expenses (including legal expenses) incurred by the Lender in connection with this Note, and any other obligations of the Borrower to the Lender. The Borrower authorizes the Lender to charge the Loan Account with such interest, fees, expenses and other obligations and acknowledges that such charges shall be properly added to the principal amount of the Loan to the Borrower.

      (d) If any amount payable hereunder shall be due on a Saturday, Sunday or other day on which national banks are required or authorized to close (any other day being a "Business Day"), such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest payable hereon.

      (e) Both principal and interest are payable in lawful money of the United States and in immediately available funds at the offices of the Lender located at 450 Park Avenue, 28th

Floor, New York, NY 10022, Attention: Robert Davenport or as directed by the Lender pursuant to written notice to the Borrower. Payments received by the Lender or its designee after 2:00 p.m. Eastern Standard Time on a Business Day will be deemed to be received on the next Business Day.

      (f) The Borrower may, at its option, prepay the Loan evidenced by this Note, in whole, at any time or in part from time to time, without penalty or premium, such prepayment to be accompanied by the payment of accrued interest to the date of such prepayment.

II. The Borrower represents and warrants as follows: (a) the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Maine; (b) the execution, delivery and performance by the Borrower of this Note and each other instrument, agreement and other document delivered by the Borrower to the Lender in connection with this Note (the Note, together with all such other agreements, instruments and other documents, are hereinafter referred to individually as a "Document" and collectively as the "Documents") are within the Borrower's powers, have been duly authorized by all necessary action, and do not contravene the Borrower's charter or by-laws; (c) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of any Document; (d) each Document constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms; (e) the Borrower has no directly owned first tier Subsidiaries other than as set forth on Exhibit A annexed hereto, which exhibit accurately sets forth the issued and outstanding shares of capital stock of each such Subsidiary; (f) as of the date hereof, the Borrower has conducted no business, other than the holding of the shares of the Subsidiaries listed on Exhibit A, and has incurred no liabilities, other than the obligations represented by this Note; (g) the Borrower is the shareholder of record and beneficial owner of the shares of common stock (the "Shares") of American Skiing Company ("ASC"), a Maine corporation, identified on Exhibit A annexed hereto; (h) the Shares represent ninety-six percent (96%) of the issued and outstanding capital stock of ASC as of the date hereof; and (i) the Shares are owned by the Borrower free and clear of all liens, claims and encumbrances, and free of any adverse claim, any lien in favor of the issuer, and any restrictions on transfer imposed by the issuer except as imposed under a Shareholders Agreement between Leslie B. Otten, ASC and Bear Stearns Co., Inc. dated June 28, 1996.

III. The proceeds of the Loan shall be used by the Borrower to acquire certain real estate associated with the Borrower's intended development of a recreational skiing property currently referred to as the Wolf Mountain Resort located in Summit County, Utah (the "Wolf Purchase").

IV. If any of the following shall occur (each a "Default"): (a) the Borrower shall fail to pay any principal of or interest on this Note when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or
(b) any representation or warranty made by the Borrower in this Note, in any other Document or in any document or certificate executed in connection with this Note shall have been incorrect in any material respect when made; or (c) the Borrower shall fail to pay any debt for borrowed money or other similar obligation or liability of the Borrower (excluding such amounts as evidenced by this Note), or any interest or premium


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thereon, when due; or (d) one or more judgments or orders for the payment of money exceeding any applicable insurance coverage shall be rendered against the Borrower, or (e) the Borrower shall be generally not paying its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any such person seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for such person or for any substantial part of its property; or the Borrower shall take any action to authorize or effect any of the actions set forth above in this clause (e); or (f) any provision of this Note or any other Document shall at any time for any reason be declared to be null and void by a court of competent jurisdiction, or the validity or enforceability thereof shall be contested by the Borrower or any other person, or a proceeding shall be commenced by the Borrower or any other person seeking to establish the invalidity or unenforceability thereof, or the Borrower shall deny that it has any liability or obligation hereunder or thereunder; or (g) a material adverse change in the condition or operations, financial or otherwise, of the Borrower, as determined by the Lender in its sole discretion, shall occur and written notice thereof shall have been given to the Borrower by the Lender;

then the Lender may (i) declare the outstanding principal amount of this Note and all other amounts due hereunder or under any other Document to be immediately due and payable, whereupon the outstanding principal amount of this Note and all such other amounts shall become and shall be forthwith due and payable, without diligence, presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and (ii) exercise any and all of its other rights under applicable law, hereunder and under the other Documents.

V. So long as any principal or interest on the Loan remains unpaid, the Borrower will not, without the prior written consent of the Lender:

      (i) Create, incur, assume, or suffer to exist, any mortgage, deed of trust, pledge, lien, security interest, hypothecation or other preferential arrangement, charge or encumbrance (including, without limitation, any conditional sale, or other title retention agreement, or finance lease) of any nature, upon or with respect to any of its properties (including, but not limited to, the Shares and the contract rights in connection with the Wolf Purchase), now owned or hereafter acquired, or sign or file under the Uniform Commercial Code of any jurisdiction a financing statement which names the Borrower as a debtor, or sign, any security agreement authorizing any secured party thereunder to file such financing statement.

      (ii) Create, incur, assume or suffer to exist, any Debt. "Debt" means (1) indebtedness or liability for borrowed money; (2) obligations evidenced by bonds, debentures, notes, or other similar instruments; (3) obligations for the deferred purchase price of property or services (including trade obligations);
(4) obligations as lessee under any capital or operating leases; (5) obligations under letters of credit; (6) obligations under acceptance facilities; (7) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to


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invest in any Person or entity, or otherwise to assure a creditor against loss;
and (8) obligations secured by any mortgage, lien, pledge, or security interest or other charge or encumbrance on property, whether or not the obligations have been assumed.

      (iii) (a) Merge or consolidate with, or permit any of its Subsidiaries to merge or consolidate with, any Person, (b) sell, assign or otherwise transfer or dispose of, or permit any of its Subsidiaries to sell, assign or otherwise transfer or dispose of, all or any substantial part of its assets or properties, whether now owned or hereafter acquired to any Person, except in the ordinary course of business or (c) wind up, liquidate, reorganize or dissolve itself.

      (iv) Declare or pay any cash dividends, return any capital to its shareholders as such, or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock now or hereafter outstanding.

      (v) Convey, lease, transfer or otherwise dispose of all or any part of its business, properties or other assets.

      (vi) Make any loan or advance to any Person, or purchase or otherwise acquire, any capital stock, assets, obligations, or other securities of, make any capital contribution to, or otherwise invest in or acquire any interest in any Person, or participate as a partner or joint venturer with any other Person other than the purchase of stock or assets in connection with the purchase of Wolf Mountain.

      (vii) Assume, guaranty, endorse, or otherwise be or become directly or contingently responsible or liable, (including, but not limited to, an agreement to purchase any obligation, stock, assets, goods, or services or to supply or advance any funds, assets, goods, or services, or an agreement to maintain or cause such Person to maintain a minimum working capital or net worth, or otherwise to assure the creditors of any Person against loss) for the obligations of any Person.

      (viii) Enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate, "Affiliate" means any Person which directly or indirectly controls, or is controlled by, or is under common control with the Borrower. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

      As used in this Note, the terms Subsidiary and Person are defined, respectively, as follows:

      "Subsidiary" means, as to any Person, any corporation, partnership or other entity of which more than 50% of the outstanding shares of capital stock or other ownership interest having (in the absence of contingencies) ordinary voting power to elect directors, managers or Persons performing similar functions of such corporation, partnership or other entity is, at the time of determination, owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, by such Person.


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      "Person" means an individual, sole proprietorship, corporation, partnership, association, joint-stock company, trust, unincorporated organization, joint venture, limited liability company or other business entity.

VI. All payments made by the Borrower under this Note will be made without setoff, counterclaim or other defense.

VII. (a) All notices or other communications provided for hereunder shall be in writing (including telecommunications) and shall be mailed, telecopied, telexed, telegraphed or delivered to the Borrower at the address set forth below next to the signature of its authorized officer, or at such other address as may hereafter be specified by the Borrower to the Lender (at its address set forth herein) in writing. All notices and communications shall be effective (i) if mailed, when received or three days after mailing, whichever is earlier, (ii) if telecopied, when transmitted, and (iii) if delivered, upon delivery.

      (b) No failure on the part of the Lender to exercise, and no delay in exercising, any right, power, privilege or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof by the Lender preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy of the Lender. No amendment or waiver of any provision of this Note, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      (c) Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

      (d) The Borrower hereby agrees to pay on the Maturity Date all costs and expenses (including, without limitation, all fees, expenses and other client charges of counsel to the Lender) incurred by the Lender in connection with (i) the preparation, execution, delivery, administration and amendment of this Note and the Documents, and (ii) the enforcement of the Lender's rights, and the collection of all amounts due, hereunder.


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      (e) This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                    ASC HOLDINGS, INC.


                                    By: /s/ Christopher E. Howard
                                       --------------------------
                                       Name:  Christopher E. Howard
                                       Title: Chief Administrative Officer


                                    Maine
                                    ----------------------
                                    State of Incorporation

                                    Address:

                                    P.O. Box 450
                                    Bethel, Maine 04217
                                    Attention:
                                              Christopher E. Howard

                                    Telephone:
                                               207-824-5196
                                    Telex:
                                          -------------------------------
                                    Telecopier:
                                               207-824-5158


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                                   SCHEDULE TO
                                 PROMISSORY NOTE

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 Date   Amount of Loan          Paid                  of Note          Made By
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                                    EXHIBIT A

                                                          Number of Shares
   Name of Subsidiary                                  Issued and Outstanding
   ------------------                                  ----------------------

American Skiing Company                                       939,168
ASC Utah                                                          100


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